Explanatory Note

The following letter has been sent by UBS Financial Services Inc., a subsidiary of UBS AG, to holders of auction rate securities who may be eligible to receive Series G Auction Rate Securities Rights pursuant to the offer described therein, held tax-exempt auction preferred securities (APS) at UBS, or held tax-exempt APS that were transacted in DVP (Delivery vs. Payment) accounts for which UBS had bidding rights, from February 14, 2008 through July 15, 2008, and whose Eligible ARS are in the same account today or were transferred to another firm or to another UBS account after July 15, 2008.

Issuer Free Writing Prospectus Filed pursuant to Rule 433 Registration Statement No. 333-153882 Dated October 10, 2008

UBS Financial Services Inc. 1200 Harbor Boulevard Weehawken, NJ 07086

James M. Pierce
Co-Head
Wealth Management Advisor Group US

James D. Price
Co-Head
Wealth Management Advisor Group US
Mr. XXX
Address Line 1	www.ubs.com
Address Line 2
Address Line 3	October 8, 2008
Address Line 4
Address Line 5	Branch Telephone Number
+ 1-XXX-XXX-XXXX

Account Number: XX XXXXX

We are pleased to offer you a way to liquidate certain of your tax-exempt auction preferred securities (APS) if you still own them. This solution is available for APS that were held in a UBS account on July 15, 2008, and that are not successfully clearing at auction (Eligible APS), as well as Eligible APS that were transacted in an execution account at UBS but custodied away from UBS (also known as Delivery vs. Payment, or DVP, account) for which UBS had bidding rights. Our records indicate that you held Eligible APS or bidding rights for Eligible APS at UBS as of July 15, 2008. This offer does not apply to tax-exempt APS held in or transacted through a UBS account as of February 13, 2008.

UBS is offering you “Auction Rate Securities Rights” (Rights) to sell Eligible APS at par value to UBS. These Rights are nontransferable securities registered with the U.S. Securities and Exchange Commission (SEC). This is a limited time offer that will expire on November 14, 2008. Accepting this offer may impact your legal rights. Not accepting this offer may have repercussions on outstanding loans secured by Eligible APS. As a result, it is important that you review the prospectus carefully.

The key features and terms of the offer are summarized below. For complete details, please see the enclosed prospectus.

•	UBS is offering you nontransferable Rights to sell Eligible APS at par value to UBS at any time during the period of October 31, 2008, through January 30, 2009.
– We must receive your offer acceptance and, if your Eligible APS are not in the account listed above, instructions to transfer the Eligible APS to your UBS account no later than November 14, 2008;
– You may instruct your UBS Financial Advisor or Branch Manager to exercise these Rights at any time during this offer period if the Eligible APS are in your account;
– If you do not know a current UBS Financial Advisor, contact your local UBS branch or visit our Web site at www.ubs.com/financialservicesinc to find a Financial Advisor near you;
– If you do not exercise your Rights, the Eligible APS will continue to accrue interest or dividends as determined by the auction process;
– If you do not exercise your Rights before January 30, 2009, they will expire and UBS will have no further obligation to buy your Eligible APS.

•	UBS will purchase tax-exempt Eligible APS from clients at any time after they accept the firm’s offer through December 1, 2008, and without other prior notice.

–  In purchasing Eligible APS or selling Eligible APS on behalf of clients, UBS will act in its capacity as broker-dealer and will execute these transactions on a principal basis regardless of the type of client accounts in which the Eligible APS are held. Please see pages 27-28 in the enclosed prospectus for more information;

– UBS will pay clients par value for their Eligible APS within one day of settlement of the transaction;
– Eligible APS are subject to issuer redemptions at any time.

UBS AG has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you make an investment decision, you should read the prospectus in that registration statement and other documents that UBS has filed with the SEC for more complete information about UBS and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov or by calling UBS’s ARS Client Service Center at +1-800-253-1974.

UBS Financial Services Inc. and UBS International Inc. are subsidiaries of UBS AG.	4-ARS9

UBS Financial Services Inc.

THIS OFFER EXPIRES ON NOVEMBER 14, 2008. Please complete and sign both sides of the enclosed form and return it in the postage-paid envelope if you wish to accept this offer. If your Eligible APS are at another financial services firm, the form also authorizes UBS to request the transfer of your Eligible APS back to UBS. If you are a DVP client, by accepting this offer you are requesting that UBS open a separate account in the same name as your DVP account and subject to the same conditions to hold your Eligible APS until you exercise your Rights or the Rights expire. We must receive your signed acceptance form and transfer instructions, if applicable, no later than November 14, 2008.

You may receive multiple letters from us depending on the type of Auction Rate Securities (ARS) you own or if you have ARS in multiple accounts. Please note you must return a form for each letter you receive to accept all available offers relating to your ARS holdings. Please read each response form carefully as the terms may vary.

A list of your Eligible APS in the account identified on the first page of this letter is attached. Additional information about your Eligible APS, including the most recent interest rates and dividend yields, is available at www.ubs.com/auctionratesecurities.

If you have any questions about your Eligible APS or this offer, please contact a UBS Financial Advisor or Branch Manager at the telephone number listed at the top of this letter. Please note that UBS Financial Advisors, Branch Managers and APS Client Service Center representatives cannot provide legal or tax advice regarding this offer. Instructions to exercise your Rights should be directed to a UBS Financial Advisor or Branch Manager.

We regret any hardship that the failure of the APS markets may have caused you. We hope that the offer described above and discussed in detail in the prospectus provides resolution for you regarding this matter.

Sincerely,

James M. Pierce	James D. Price

UBS Financial Services Inc. serves as the clearing firm for UBS International Inc. Accordingly, the information and terms contained in this letter and the accompanying materials are directed to clients of both UBS Financial Services Inc. and UBS International Inc.

UBS Financial Services Inc. and UBS International Inc. are subsidiaries of UBS AG.	4-ARS9

Current rate and dividend information

To allow you to view the current interest rates and/or dividends your holdings are earning, we have created an online tool available at www.ubs.com/auctionratesecurities.

Simply enter the nine-digit CUSIP number(s) shown below to obtain the most current information about your securities.

Percentages displayed in the descriptions below are as of September 30, 2008.

CUSIP	Description	CUSIP	Description	CUSIP	Description

9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

4-ARS9

CUSIP	Description	CUSIP	Description	CUSIP	Description

9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX	9XXXXXXXX	30XXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
	XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX		XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

©2008 UBS Financial Services Inc. All rights reserved. Member SIPC.

www.ubs.com/financialservicesinc

080826-2033-Let/CUSIP

UBS Financial Services Inc. is a subsidiary of UBS AG.

4-ARS9